UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 6, 2005

MIVA, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

FindWhat.com, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2005, MIVA, Inc. (formerly FindWhat.com, Inc.) (the “Company”) issued a press release entitled, “MIVA, Inc., unifies FindWhat.com, Espotting, Comet Systems and Miva Corporation under one brand” regarding the completion of its name change on that day from FindWhat.com, Inc. to MIVA, Inc. The name change was made pursuant to an amendment to the Company’s Amended and Restated Certificate of Incorporation undertaken in connection with the merger of a wholly-owned subsidiary of the Company with and into the Company in accordance with Section 253 of the Delaware General Corporation Law. The wholly owned subsidiary merged with and into the Company was named MIVA Renaming Corp. and was formed specifically for the purpose of effecting the name change.

In connection with the merger, Article 1 of the Company’s Amended and Restated Certificate of Incorporation was deleted in its entirety and replaced with the following: “Article 1: The name of the corporation is MIVA, Inc.” As a result of the name change, the Company has also changed the ticker symbol under which its stock trades on the NASDAQ National Market to NASDAQ: MIVA. Finally, the CUSIP number for the Company’s common stock was changed in connection with the name change to 55311R 10 8.

The Company also announced that, effective June 13, 2005, it had amended the charters of the majority of its customer facing direct and indirect subsidiaries to assume names also in conformity with the new Miva brand. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

Also attached hereto as Exhibit 3.3, is a copy of the Certificate of Ownership and Merger Merging MIVA Renaming Corp. Into FindWhat.com, Inc., filed with the Secretary of State of Delaware in order to effect the amendment to its Amended and Restated Certificate of Incorporation and, as Exhibit 99.2, a copy of a letter to stockholders of the Company describing the steps undertaken to effect the name change, the rebranding effort in general, and instructions with respect to the voluntary exchyange of FindWhat.com, Inc. stock certificates for new MIVA, Inc. stock certificates.

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Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

3.3	Certificate of Ownership and Merger Merging MIVA Renaming Corp. Into FindWhat.com, Inc.
99.1	Press Release, dated June 13, 2005, entitled “MIVA, Inc., unifies FindWhat.com, Espotting, Comet Systems and Miva Corporation under one brand.”
99.2	Letter to Stockholders.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date: June 16, 2005	By:	/s/ Kenneth S. Cragun

Kenneth S. Cragun

Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.3	Certificate of Ownership and Merger Merging MIVA Renaming Corp. Into FindWhat.com, Inc.
99.1	Press Release, dated June 13, 2005, entitled “MIVA, Inc., unifies FindWhat.com, Espotting, Comet Systems and Miva Corporation under one brand.”
99.2	Letter to Stockholders.